UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 3, 2026

HOOKER FURNISHINGS CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	000-25349	54-0251350
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

440 East Commonwealth Boulevard, Martinsville, Virginia	24112	(276) 632-2133
(Address of principal executive offices)	(Zip Code)	(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	HOFT	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Compensation Committee (the “Committee”) of the Board of Directors of Hooker Furnishings Corporation (the “Company”) has determined that certain equity stock awards granted to Jeremy R. Hoff, the Company’s Chief Executive Officer and Director, exceeded the limit on the number of shares subject to equity awards that could be granted to any one participant in a fiscal year under the 2024 Amendment and Restatement of the Hooker Furnishings Corporation Stock Incentive Plan (the “Stock Incentive Plan”).

As previously reported, Mr. Hoff was granted in fiscal 2026 the following equity awards under the Stock Incentive Plan on February 20, 2025 (the “Fiscal 2026 Awards”): (1) 40,383 time-based restricted stock units, (2) performance-based restricted stock units with an absolute earnings per share growth component (the “EPS PSUs”) having a maximum payout of 40,383 shares of common stock, and (3) performance-based restricted stock units with a relative total shareholder return component (the “TSR PSUs”) having a maximum payout of 40,383 shares of common stock. In addition, as previously reported, Mr. Hoff was granted in fiscal 2027 the following equity awards under the Stock Incentive Plan on April 13, 2026 (the “Fiscal 2027 Awards”): (1) 35,656 time-based restricted stock units, (2) EPS PSUs having a maximum payout of 35,656 shares of common stock, and (3) TSR PSUs having a maximum payout of 35,656 shares of common stock. The Stock Incentive Plan limits the number of shares subject to equity awards that may be granted to any individual participant in any fiscal year to 75,000 shares (the “Annual Plan Limit”). The shares of common stock of the Company allocated to Mr. Hoff’s Fiscal 2026 Awards exceeded the Annual Plan Limit by 46,149 shares (the “2026 Excess Shares”) and the shares allocated to Mr. Hoff’s Fiscal 2027 Awards exceeded the Annual Plan Limit by 31,968 shares (the “2027 Excess Shares”). Consequently, to comply with the Annual Plan Limit, the Committee rescinded and cancelled the 2026 Excess Shares from Mr. Hoff’s Fiscal 2026 Awards (40,383 shares rescinded and cancelled from the TSR PSUs and 5,766 shares rescinded and cancelled from the EPS PSUs) and rescinded and cancelled the 2027 Excess Shares from Mr. Hoff’s Fiscal 2027 Awards (entirely from the TSR PSUs). In connection with the foregoing, the Committee amended the applicable grant agreements to reflect the rescission and cancellation of the 2026 Excess Shares and 2027 Excess Shares from Mr. Hoff’s awards, and adopted additional control procedures to ensure that the Annual Plan Limit and other terms and conditions of the Stock Incentive Plan are more closely reviewed for future equity awards granted thereunder. For the avoidance of doubt, the foregoing actions do not in any way relate to the performance of Mr. Hoff or the Company.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibits
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOOKER FURNISHINGS CORPORATION

	By:	/s/ C. Earl Armstrong III
C. Earl Armstrong III
Chief Financial Officer and
Senior Vice-President – Finance

Date: September 4, 2026

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